UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2023

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 is a presentation that Movella will use in connection with the Stifel 2023 Cross Sector Insight Conference on June 6, 2023.

The information in this Current Report on Form 8-K (the “Report”) furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Report and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Report, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward Looking Statements

This Report contains “forward-looking statements” regarding Movella Holdings Inc. (the "Company" or "Movella"). Statements in this Report that are not historical in nature may constitute forward-looking statements. In addition, any statements that refer to Movella’s future expectations, beliefs, plans, objectives, financial conditions, assumptions, performance, projections, forecasts, or estimates, including with respect to financial or other performance or valuation metrics or market size or opportunity, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of Movella’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. The words “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report include, but are not limited to, statements regarding the following: Movella’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Movella’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Although Movella believes that it has a reasonable basis for each forward-looking statement contained in this Report, Movella cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These risks and uncertainties include, but are not limited to, the following: (i) Movella’s success in retaining or recruiting, or changes required in, officers, key employees, or directors; (ii) the lack of a market for Movella's securities; (iii) general economic conditions and Movella’s financial performance; (iv) the impact of the COVID-19 pandemic, macroeconomic conditions, and geopolitical crises; (v) the ability to maintain the listing of Movella's shares on a national securities exchange; (vi) changes adversely affecting the businesses in which Movella is engaged; (vii) management of growth; (viii) Movella’s ability to execute on its business strategy and plans; (ix) the result of future financing efforts; and (x) risks related to regulatory matters, as well as the factors described under the heading “Risk Factors” in Movella Holdings Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022, Movella Holdings Inc.'s registration statement on Form S-1 (File No. 333-271458), and other documents filed by Movella Holdings Inc. from time to time with the SEC.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Movella does not presently know or that Movella currently believes to be immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Movella’s expectations, plans or forecasts of future events and views as of the date of this Report. Movella anticipates that subsequent events and developments will cause Movella’s assessments to change. However, while Movella may elect to update these forward-looking statements at some point in the future, Movella specifically disclaims any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing Movella’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

Movella Holdings Inc. has provided financial information in this Report that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP gross profit, and non-GAAP operating loss exclude net loss attributable to non-controlling interests, preferred stock dividends, share-based compensation expense, loss on debt extinguishments related to the consummation of the business combination agreement, debt issuance costs, change in fair value of warrant liabilities fair value adjustments on debt instruments for which we elected the fair value option under ASC 825, and impairment of acquired intangible assets. Adjusted EBITDA also excludes interest expense and income, taxes, depreciation and amortization, other income (expense), and certain non-recurring transaction expenses related to the business combination agreement.

Adjusted EBITDA, non-GAAP gross profit, non-GAAP gross margin, and non-GAAP operating loss are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for net loss, gross profit, operating loss or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider each to be an important supplemental measure of our performance.

We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, we believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items in order to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operating performance. We use this view of our operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of these non-GAAP financial measures also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this Report with our GAAP financial results, which is available within Movella Holdings Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

99.1	Stifel 2023 Cross Sector Insight Conference Presentation, dated June 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

June 6, 2023

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer
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